This copy of the document filed as an Exhibit excludes certain identified information because such information is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. Omissions are designated by the symbol […***…]. The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207 Page 1 BOEING PROPRIETARY WJE-PA-05130-LA-2103930 Allegiant Air, LLC 1201 N. Town Center Drive Las Vegas, NV 89144 Subject: […***…] Reference: Purchase Agreement No. PA-05130 (Purchase Agreement) between The Boeing Company (Boeing) and Allegiant Air, LLC (Customer) relating to model 737-8-200 aircraft and model 737-7 aircraft (each or collectively, Aircraft) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. 1. Definitions. Airframe Price Adjustment means the price adjustment as defined in Supplemental Exhibit AE1 to the Purchase Agreement. […***…]. Escalation Forecast means the bi-annual escalation forecast Boeing issues in February and August based on Boeing’s then current […***…]escalation formula. Escalation Notice means the written communication from Boeing to Customer in accordance with Article 3. […***…]. Option Aircraft will have the meaning specified in Letter Agreement No. WJE- PA-05130-LA-2103908 entitled […***…]relating to Option Aircraft. Program Aircraft means each Aircraft in Tables 1A and 1B of the Purchase Agreement as of the date of this Letter Agreement and any Option Aircraft […***…]for which Customer has exercised its option exercise rights. […***…].

WJE-PA-05130-LA-2103930 Page 2 BOEING PROPRIETARY 2. […***…]. […***…]. 3. Notice of Airframe Price Forecast prior to Delivery. 3.1 […***…]prior to a Program Aircraft scheduled delivery month, Boeing will review the Escalation Forecast and, if necessary, provide Customer with a one-time Escalation Notice in accordance with Attachment A. The Escalation Forecast period applicable to a given Program Aircraft is set forth in Attachment A. 3.2 […***…]: 3.2.1 […***…] 3.2.2 […***…]: 3.3 […***…]. 3.3.1 […***…] 3.3.2 […***…]. 3.3.3 […***…]. 3.4 […***…]. 4. […***…]. 4.1 […***…]: 4.1.1 […***…]. 4.1.2 […***…]. 4.2 […***…]. 4.3 […***…]. 5. Effect on Advance Payments. The amount and timing of advance payments Customer is required to pay to Boeing pursuant to the Purchase Agreement are unaffected by any terms set forth in this Letter Agreement. 6. […***…].

WJE-PA-05130-LA-2103930 Page 3 BOEING PROPRIETARY The escalation adjustment for any other sum applicable to the Program Aircraft identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, will be calculated using the escalation methodology established […***…]. 7. Assignment. Notwithstanding any other provisions of the Purchase Agreement to the contrary, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft (and the Option Aircraft […***…]) and cannot be assigned, in whole or in part, without the prior written consent of Boeing. […***…]. 8. Confidentiality.

WJE-PA-05130-LA-2103930 Page 4 BOEING PROPRIETARY The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (i) Customer and Customer affiliates’ employees, officers and directors and (ii) Customer and Customer affiliates’ legal counsel, professional advisors and auditors subject to a duty of confidence or a non-disclosure undertaking, in each case with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing unless disclosure is required by applicable law or court order, in which case, Customer shall (i) notify Boeing in writing of such disclosure requirement or request prior to making such disclosure, and will take steps to protect the information contained herein, and (ii) use reasonable efforts to obtain redaction and confidential treatment for the disclosed information or parts thereof. In addition, with respect to disclosure of the contents hereof to third parties who may be or are involved with financing (in any form, including sale and lease-back) of Aircraft (and/or Advance Payments) under the Purchase Agreement, Customer shall be entitled to disclose such information to such third party financiers, after consultation with Boeing, as the parties shall mutually agree (each acting reasonably and within industry and financing norms). ACCEPTED AND AGREED TO this Date: ALLEGIANT AIR, LLC THE BOEING COMPANY By: By: Name: Name: […***…] Title: Title: Attorney-In-Fact

ATTACHMENT A

ESCALATION FORECAST & ESCALATION NOTICE DATE

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WJE-PA-05130-LA-2103930 Page 6 BOEING PROPRIETARY ATTACHMENT B CUMULATIVE ANNUAL ESCALATION FACTORS JANUARY 2019 BASE YEAR […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…]

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